                                  Form 5500-C/R
                            Department of the Treasury
                             Internal Revenue Service
                                -----------------
                               Department of Labor
                           Pension and Welfare Benefits
                                  Administration
                                -----------------
                        Pension Benefit Guaranty Corporation
------------------------------------------------------------------------------
                       RETURN/REPORT OF EMPLOYEE BENEFIT PLAN
                         (WITH FEWER THAN 100 PARTICIPANTS)
 THIS FORM IS REQUIRED TO BE FILED UNDER SECTIONS 104 AND 4065 OF THE EMPLOYEE
      RETIREMENT INCOME SECURITY ACT OF 1974 AND SECTIONS 6039D, 6047(e),
                6057(b), AND 6058(a) OF THE INTERNAL REVENUE CODE.
                             > See separate instructions
------------------------------------------------------------------------------
                               OMB Nos. 1210-0016
                                        1210-0089
------------------------------------------------------------------------------
                                     1995
------------------------------------------------------------------------------
                   THIS FORM IS OPEN TO PUBLIC INSPECTION.
------------------------------------------------------------------------------
FOR THE CALENDAR PLAN YEAR 1995 OR FISCAL PLAN YEAR BEGINNING MARCH 1, 1995,
AND ENDING FEBRUARY 29, 1996.
------------------------------------------------------------------------------
FOR IRS USE ONLY
EP-ID
------------------------------------------------------------------------------
If A(1) through A(4), B, C, and/or D do not apply to this year's return/report, leave the boxes unmarked.
YOU MUST CHECK EITHER BOX A(5) OR A(6), WHICHEVER IS APPLICABLE. SEE INSTRUCTIONS.

A  This return/report is:
   (1) / / this first return/report filed for the plan;
   (2) / / an amended return/report;
   (3) / / the final return/report filed for the plan; or
   (4) / / a short plan year return/report (less than 12 months).
   (5) FORM 5500-C FILER CHECK HERE..............................   / /
       (Complete only pages 1 and 3 through 6)
       (Code section 6039D filers see instructions on page 5.)
   (6) FORM 5500-R FILER CHECK HERE..............................   /X/
       (Complete only pages 1 and 2. Detach pages 3 through 6
        before filing.) If you checked box (1) or (3), you must
        file a Form 5500-C. (See page 6 of the instructions.)

IF ANY INFORMATION ON A PREPRINTED PAGE 1 IS INCORRECT, CORRECT IT. IF ANY INFORMATION
IS MISSING, ADD IT. PLEASE USE RED INK WHEN MAKING THESE CHANGES AND INCLUDE THE
PREPRINTED PAGE 1 WITH YOUR COMPLETED RETURN/REPORT.

B  Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last
   return/report for this plan.....................................................     >    / /
C  If your plan year changed since the last return/report, check here..............     >    / /
D  If you filed for an extension of time to file this return/report, check here and
   attach a copy of the approved extension.........................................     >    / /
------------------------------------------------------------------------------------------------
1a  Name and address of plan sponsor (employer, if for a single-employer plan)
    (Address should include room or suite no.)

    ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
    265 TURNER DRIVE
    DURANGO, CO 81301
------------------------------------------------------------------------------------------------
1b  Employer identification number (EIN)
    84 0910696
------------------------------------------------------------------------------------------------
1c  Sponsor's telephone number
    (303) 247-4943
------------------------------------------------------------------------------------------------
1d  Business code (see instructions, page 19)
    2060
------------------------------------------------------------------------------------------------
1e  CUSIP issuer number
    N/A
------------------------------------------------------------------------------------------------
2a  Name and address of plan administrator (if same as plan sponsor, enter "Same")
    SAME
------------------------------------------------------------------------------------------------
2b  Administrator's EIN

------------------------------------------------------------------------------------------------
2c  Administrator's telephone number

------------------------------------------------------------------------------------------------
3  If you are filing this page without the preprinted historical plan information and the name, address, and EIN of the plan sponsor or plan administrator has changed since the last return/
   report filed for this plan, enter the information from the last return/report on lines 3a and/
   or 3b and complete line 3c.
   a Sponsor___________________________  EIN_________________ Plan number________________________

   b Administrator_____________________________________ EIN______________________________________
   c If the 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only? (See line 3c on page 9 of the instructions for the definition of sponsorship.) enter "Yes" or "No."  >
-------------------------------------------------------------------------------------------------
4  ENTITY CODE. (If not shown, enter applicable code from page 9 of the instructions.)  > A
------------------------------------------------------------------------------------------------
5a  Name of plan  >        ROCKY MOUNTAIN CHOCOLATE
                    --------------------------------------
                           FACTORY, INC. 401(K) PLAN
----------------------------------------------------------
----------------------------------------------------------

-------------------------------------------------------------------------------------------------
5b  Effective date of plan (mo., day, yr.)
    June 1, 1994
-------------------------------------------------------------------------------------------------
5c  Three-digit plan number  >  0 0 1
-------------------------------------------------------------------------------------------------
ALL FILERS MUST COMPLETE 6a THROUGH 6d, AS APPLICABLE.

6a / / Welfare benefit plan           6b /X/ Pension benefit plan
   (If the correct codes are not preprinted below, enter the applicable codes from page 9 of the instructions in the boxes.)

      2
     --|--|--|--|--|--|--|--

6c Pension plan features. (If the correct codes are not preprinted below, enter the applicable pension plan feature codes from page 9 of the instructions in the boxes.)

      C  G
     --|--|--|--|--|--|--|--

6d  / / Fringe benefit plan. Attach Schedule F (Form 5500). See instructions.
-------------------------------------------------------------------------------------------------
CAUTION: A PENALTY FOR THE LATE OR INCOMPLETE FILING OF THIS RETURN/REPORT WILL BE ASSESSED
UNLESS REASONABLE CAUSE IS ESTABLISHED.
-------------------------------------------------------------------------------------------------
Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.
Signature of employer/plan sponsor > ____________________________________ Date > _________________
Type or print name of individual signing for employer/plan sponsor ________________________________
Date > ___________________________
Signature of plan administrator > _______________________________________ Date > __________________
Type or print name or individual signing for plan administrator
--------------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE, SEE PAGE 1 OF THE INSTRUCTIONS.             FORM 5500-C/R(1995)


                                                                                                                              Page 2
FORM 5500-C/R(1995) FORM 5500-R FILERS, COMPLETE PAGES 1 AND 2 ONLY. FORM 5500-C
 FILERS, COMPLETE PAGE 1, SKIP PAGE 2, AND COMPLETE PAGES 3 THROUGH 6.
------------------------------------------------------------------------------------------------------------------------------------

 6 e Check investment arrangement(s):   (1)/ /Master trust  (2)/ /Common/Collective trust (3)/X/Pooled separate account.    YES  NO
------------------------------------------------------------------------------------------------------------------------------------
 7 a Total participants: (1)At the beginning of plan year >  74    (2)At the end of plan year >   85
                                                         --------                             ---------
   b Enter number of participants with account balances at the end of the plan year (defined benefits plans do not
     complete this  item) >   64
                           --------
   c (1) Were any participants in the pension benefit plan separated from service with a deferred vested benefit for
         which a Schedule SSA (Form 5500) is required to be attached? (See instructions.) ...........................  7c(1)      X
     (2) If "Yes," enter the number of separated participants required to be reported >
------------------------------------------------------------------------------------------------------------------------------------
 8 a Was this plan terminated during this plan year or any prior plan year? If "Yes," enter the year >_____________    8a        X
   b Were all the plan assets either distributed to participants or beneficiaries, transferred to another plan, or brought
     under the control of PBGC?                                                                                        8b        X
   c If line 8a is "Yes" and the plan is covered by PBGC, is the plan continuing to file PBGC Form 1 and pay premiums
     until the end of the plan year in which assets are distributed or brought under control of PBGC? ..............   8c
------------------------------------------------------------------------------------------------------------------------------------
 9   Is this a plan established or maintained pursuant to one or more collective bargaining agreements? ............   9         X
------------------------------------------------------------------------------------------------------------------------------------
10   If any benefits are provided by an insurance company, insurance service, or similar organization, enter the
     number of Schedules A (Form 5500), Insurance Information, that are attached. If none, enter -0-. >          1
------------------------------------------------------------------------------------------------------------------------------------
11 a (1) Were any plan amendments adopted during this plan year? ................................................... 11a(1)      X
     (2) Enter the date the most recent amendment was adopted >    Month  05   Day  27    Year  94
                                                                         ----      ----        ----
   b If line 11A is "Yes," did any amendment result in a retroactive reduction of accrued benefits for any participant? ..................................................................................................  11b
   c If line 11A is "Yes," did any amendment change the information contained in the latest summary plan description of summary description of modifications available at the time of the amendment? ...............................  11d
   d If line 11C is "Yes," has a summary plan description or summary description of modifications that reflects the plan amendments referred to on line 11c been both furnished to participants and filed with the Department
     Labor? ........................................................................................................  11d
------------------------------------------------------------------------------------------------------------------------------------
12 a If this a pension benefit plan subject to the minimum funding standards, has the plan experienced a funding
     deficiency for this plan year? (See instructions) .............................................................  12a        X
   b If line 12a is "Yes," have you filed Form 5530 to pay excise tax? .............................................  12b
   c Is the plan administrator making an election under section 412(c)(8) for an amendment after the end of the
     plan year? (See instructions) .................................................................................  12c        X
   d If a change in the actuarial funding method was made for the plan year pursuant to a Revenue Procedure providing automatic approval for the change, indicate whether the plan sponsor/administrator agrees to the change .......  12d
------------------------------------------------------------------------------------------------------------------------------------
13 a Total plan assets as of the beginning           85,877  and end       198,682  of the plan year
                                                -----------           ------------
   b Total liabilities as of the beginning                0  and end             0  of the plan year
                                                -----------           ------------
   c Net assets as of the beginning >                85,877  and end >     198,682  of the plan year
                                                -----------           ------------
------------------------------------------------------------------------------------------------------------------------------------
14   For this plan year, enter:  a Plan income     115,644                             d Plan contributions          136,990
                                                -----------                                                       -----------
                                 b Expenses          2,839                             e Total benefits paid           2,839
                                                -----------                                                       -----------
                                 c Net income (loss)(subtract 14B from 14A)   112,805
                                                                             ---------
------------------------------------------------------------------------------------------------------------------------------------
15   You may NOT use N/A in response to line 15a through 15o. If you check "Yes," you must enter            YES    NO      AMOUNT
     a dollar amount in the amount column. DURING THIS PLAN YEAR:                                      -----------------------------
   a Was this plan covered by a fidelity bond?  ....................................................   15a   X              50,000
   b If line 15a is "Yes," enter the name of the surety company > HARTFORD FIRE INSURANCE CO.
                                                                 -------------------------------
   c Was there any loss to the plan, whether or not reimbursed, caused by fraud or dishonesty? .....   15c         X
   d Was there any sale, exchange, or lease or any property between the plan and the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or
     more interest in the employer, or relatives of any such persons? ..............................   15d         X
   e Was there any loan or extension of credit by the plan to the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% interest in the employer, or
     relatives of any such persons? ................................................................   15e         X
   f Did the plan acquire or hold any employer security or employer real property ? ................   15f         X
   g Has the plan granted an extension on any delinquent loan owed to the plan? ....................   15g         X
   h Were any participant contributions transmitted to the plan more than 31 days after receipt or
     withholding by the employer? ..................................................................   15h         X
   i Were there any loans by the plan or fixed income obligations due to the plan classified as
     uncollectible or in default as of the close of the plan year? .................................   15i         X
   j Has any plan fiduciary had a financial interest in excess of 10% in any party providing services
     to the plan or received anything of value from any such party? ................................   15j         X
   k Did the plan at any time hold 20% or more of its assets in any single security, debt, mortgage,
     parcel of real estate, or partnership/joint venture interests? ................................   15k         X
   l Did the plan at any time engage in any transaction or series of related transactions involving
     20% or more of the current value of plan assets? ..............................................   15l         X
   m Were there any noncash contributions made to the plan the value of which was set without an
     appraisal by an independent third party? ......................................................   15m         X
   n Were there any purchases of nonpublicly traded securities by the plan the value of which was set
     without an appraisal by an independent third party? ...........................................   15n         X
   o Has the plan reduced or failed to provide any benefit when due under the plan because of
     insufficient assets? ..........................................................................   15o         X
------------------------------------------------------------------------------------------------------------------------------------
16 a Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance
     program?                                                                               /   / Yes  / X / No  /   /Not determined
   b If line 16a is "Yes" or "Not determined," enter the employer identification number and the plan number used to identify it.
     Employer identification number >                               Plan number >
------------------------------------------------------------------------------------------------------------------------------------

                                                            12/31/95 FUND STATEMENT

[LOGO OF PRINCIPAL FINANCIAL GROUP]                                                                      POOLED SEPARATE ACCOUNT-
                                                                                                         MONEY MARKET
                                                                BALANCE SHEET
---------------------------------------------------------------------------------------------------------------------------------
              ASSETS                                                                          LIABILITIES & SURPLUS
Bonds                                                  $1,049,466,343     Unallocated Reserves                     $1,110,373,410
Bank Deposits                                               3,493,793     Remitted & Items Not Allocated                4,087,491
Receivable From Principal Mutual                                          Payable for Investments Purchased                70,818
  Insurance Co. General Account                            61,571,583                                               -------------
                                                        -------------
                                                                          Total Liabilities                         1,114,531,719

                                                                          Surplus                                               0
                                                                                                                    -------------

Total Assets                                           $1,114,531,719     Total Liabilities and Surplus            $1,114,531,719
                                                        -------------                                               -------------
                                                        -------------                                               -------------


                                                            SUMMARY OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
               RECEIPTS                                                                       DISBURSEMENTS

Deposits and Net Transfers                              $ 399,224,591     Benefit Payments                          $ 158,978,225
Interest Income                                            61,383,226     Funds Withdrawn                             146,374,011
                                                        -------------     Investment Management, Mortality,
                                                                            and Administration Charges                  7,320,325
                                                                          Investment Expenses                             810,550
                                                                                                                    -------------

                                                                          Total Disbursements                         313,483,111
                                                                                                                    -------------
Total Receipts                                          $ 460,607,817     Increase in Reserves                      $ 147,124,706
                                                                                                                    -------------
                                                                                                                    -------------

Principal Mutual Life Insurance Company, Des Moines, Iowa 50392-0001


                                                           12/31/95 FUND STATEMENT

[LOGO OF PRINCIPAL FINANCIAL GROUP]                                                                      POOLED SEPARATE ACCOUNT-
                                                                                                         GOVERNMENT SECURITIES
                                                                BALANCE SHEET
---------------------------------------------------------------------------------------------------------------------------------
               ASSETS                                                                       LIABILITIES & SURPLUS

Bonds                                                   $ 136,866,836     Unallocated Reserves                      $ 143,085,744
Bank Deposits                                                   6,737     Remitted & Items Not Allocated                   58,170
Adjustment to Investements                                                Payable For Investments Purchased             2,903,559
  to Reflect Market Value                                   4,592,398
Investment Income Due & Accrued                               755,293     Total Liabilities                           146,047,473
Receivable From Principal Mutual
  Insurance Co. General Account                             5,775,123     Surplus                                       1,948,914
                                                        -------------                                               -------------

Total Assets                                            $ 147,996,387     Total Liabilities & Surplus               $ 147,996,387
                                                        -------------                                               -------------
                                                        -------------                                               -------------


                                                            SUMMARY OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
               RECEIPTS                                                                       DISBURSEMENTS

Deposits and Net Transfers                             $   73,674,020     Funds Withdrawn                          $    5,423,770
Gross Investment Income:                                                  Benefit Payments                              5,298,288
  Interest Income                       7,621,159                         Investment Management, Mortality,
  Change In:                                                                and Administration Charges                    697,661
   Investment Income                                                      Investment Expenses                              84,047
                                                                                                                    -------------
     Earned But Not Collected             317,718
   Accrued Interest Receivable           (217,840)          7,721,037     Total Disbursements                          11,503,766
Change in Net Unrealized              -----------                                                                   -------------
  Appreciation/Depreciation of                                            Increase in Reserves                         79,071,274
  Investments                                              10,213,195     Contributed Surplus                           1,275,080
                                                                                                                    -------------
Realized Capital Gain                                         241,868
                                                        -------------

Total Receipts                                         $   91,850,120                                              $   80,346,354
                                                                                                                    -------------
                                                                                                                    -------------

Principal Mutual Life Insurance Company, Des Moines, Iowa 50392-0001


                                                           12/31/95 FUND STATEMENT

[LOGO OF PRINCIPAL FINANCIAL GROUP]                                                                       POOLED SEPARATE ACCOUNT-
                                                                                                          BOND EMPHASIS BALANCED
                                                                BALANCE SHEET
---------------------------------------------------------------------------------------------------------------------------------
               ASSETS                                                                       LIABILITIES & SURPLUS

Investment in Principal Mutual Life                                       Unalloacated Reserves                    $  150,787,602
                                                                                                                    -------------
Insurance Company Separate Account:
  Bond and Mortgage                                    $   48,920,839     Total Liabilities                           150,787,602
  Government Securities                                    32,627,377
  U.S. Stock                                               21,942,876     Surplus                                               0
  International Stock                                      13,366,603                                               -------------
  Real Estate                                              13,388,518
Remitted and Items Not Allocated                            6,350,446
Adjustment to Investments
  to Reflect Market Value                                  14,190,943
                                                        -------------

Total Assets                                           $  150,787,602     Total Liabilities & Surplus              $  150,787,602
                                                        -------------                                               -------------
                                                        -------------                                               -------------


                                                            SUMMARY OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
               RECEIPTS                                                                       DISBURSEMENTS

Deposits and Net Transfers                             $   78,719,366     Funds Withdrawn                          $    9,166,543
Change in Net Unrealized                                                  Benefit Payments                              5,833,804
  Appreciation/Depreciation of                                            Investment Management, Mortality,
  Investments                                              14,190,943       and Administration Charges                    167,929
Realized Capital Gain                                       3,558,199                                               -------------
                                                        -------------
                                                                          Total Disbursements                          15,168,276
                                                                                                                    -------------


Total Receipts                                         $   96,468,508     Increase in Reserves                     $   81,300,232
                                                                                                                    -------------
                                                                                                                    -------------


Principal Mutual Life Insurance Company, Des Moines, Iowa 50392-0001

                                       12/31/95 FUND STATEMENT

[LOGO OF PRINCIPAL FINANCIAL GROUP]                                                       POOLED SEPARATE ACCOUNT-
                                                                                          STOCK EMPHASIS BALANCED


                                            BALANCE SHEET
---------------------------------------------------------------------------------------------------------------------
            ASSETS                                                                LIABILITIES & SURPLUS

Investment in Principal Mutual Life                                  Unallocated Reserves              $ 263,653,707
                                                                                                      --------------
Insurance Company Separate Account:
  Bond and Mortgage                            $  40,361,702         Total Liabilities                   263,653,707
  Government Securities                           23,798,228
  U.S. Stock                                      91,886,631         Surplus                                       0
  International Stock                             33,763,390                                          --------------
  Real Estate                                     34,955,565
Remitted and Items Not Allocated                   9,412,784
Adjustments to Investments
  to Reflect Market Value                         29,475,407
                                               ---------------
Total Assets                                   $ 263,653,707         Total Liabilities & Surplus       $ 263,653,707
                                               ---------------                                        --------------
                                               ---------------                                        --------------


                                         SUMMARY OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------
             RECEIPTS                                                             DISBURSEMENTS

Deposits and Net Transfers                   $ 127,412,781           Funds Withdrawn                    $ 12,952,269
Change in Net Unrealized                                             Benefit Payments                      9,497,359
  Appreciation/Depreciation of                                       Investment Management, Mortality,
  Investments                                   29,475,407             and Administration Charges            307,297
Realized Capital Gain                            7,191,852                                              ------------
                                              ------------           Total Disbursements                  22,756,925
                                                                                                        ------------


Total Receipts                               $ 164,080,040           Increase in Reserves               $141,323,115
                                                                                                        ------------
                                                                                                        ------------

Principal Mutual Life Insurance Company, Des Moines, Iowa 50392-0001


                                                  12/31/95 FUND STATEMENT

[LOGO OF PRINCIPAL FINANCIAL GROUP]                                                     POOLED SEPARATE ACCOUNT-
                                                                                        STOCK INDEX

                                                       BALANCE SHEET
---------------------------------------------------------------------------------------------------------------------
            ASSETS                                                                    LIABILITIES

Bonds                                            7,746,138           Unallocated Reserves               $837,519,806
Preferred Stock                                      1,188           Remitted & Items Not Allocated          257,194
Common Stock                                   615,962,903           Payable for Investments Purchased     7,873,924
Bank Deposits                                      264,289                                              ------------
Adjustment to Investments                                            Total Liabilities                   845,650,924
  to Reflect Market Value                      199,214,385
Investment Income Due & Accrued                  1,370,369           Surplus*                              3,113,525
Receivable From Principal Mutual                                                                        ------------
  Insurance Co. General Account                 24,205,177
                                              ------------

Total Assets                                 $ 848,764,449           Total Liabilities & Surplus        $848,764,449
                                              ------------                                              ------------
                                              ------------                                              ------------


                                                     SUMMARY OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------
              RECEIPTS                                                                DISBURSEMENTS
Deposits and Net Transfers                   $ 282,900,273           Benefit Payments                   $  34,952,467
Gross Investment Income:                                             Funds Withdrawn                       25,669,290
  Dividend Income              15,134,950                            Investment Management, Mortality,
  Interest Income                 186,677                               and Administration Charges          3,126,642
  Change in Investment Income                                        Investment Expenses                      483,690
     Earned But Not Collected     206,130       15,527,757                                              -------------
Change in Net Unrealized       ----------                            Total Disbursements                   64,232,089
  Appreciation/Depreciation of
  Investments                                  172,036,424           Increase in Reserves                 405,459,988
Realized Capital Gain                            1,519,348           Contributed Surplus                    2,291,725
                                               -----------                                              -------------
                                                                                                          407,751,713
                                                                                                        -------------
                                                                                                        -------------
Total Receipts                               $ 471,983,802

*This is Principal Mutual Life Insurance Company Surplus Funds used as seed money to the account; it is net of deposits + (-) income and disbursements.

Principal Mutual Life Insurance Company, Des Moines, Iowa 50392-0001


                                                  12/31/95 FUND STATEMENT

[LOGO OF PRINCIPAL FINANCIAL GROUP]                                                     POOLED SEPARATE ACCOUNT-
                                                                                        SMALL COMPANY STOCK

                                                       BALANCE SHEET
---------------------------------------------------------------------------------------------------------------------
            ASSETS                                                                LIABILITIES & SURPLUS

Bonds                                        $  14,235,146           Unallocated Reserves              $ 523,098,931
Common Stock                                   425,605,158           Remitted & Items Not Allocated          220,980
Bank Deposits                                       71,941                                             -------------
Adjustment to Investments                                            Total Liabilities                   523,319,911
  to Reflect Market Value                       56,626,014
Investment Income Due & Accrued                    280,789           Surplus                                       0
                                                                                                       -------------
Receivable for Investments Sold                  1,703,264
Receivable From Principal Mutual
  Insurance Co. General Account                 24,797,599
                                             -------------

Total Assets                                 $ 523,319,911           Total Liabilities & Surplus       $ 523,319,911
                                             -------------                                             -------------
                                             -------------                                             -------------


                                                     SUMMARY OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------
              RECEIPTS                                                                DISBURSEMENTS
Deposits and Net Transfers                   $ 270,001,365           Benefit Payments                   $   15,512,462
Gross Investment Income:                                             Funds Withdrawn                         9,591,102
  Dividend Income              3,326,381                             Investment Management, Mortality,
  Interest Income                851,955                              and Administration Charges             2,367,445
  Change in Investment Income                                        Investment Expenses                       278,650
                                                                                                         -------------
     Earned But Not Collected     47,666         4,226,002

Change in Net Unrealized       ----------                            Total Disbursements                    27,749,659
                                                                                                         -------------
  Appreciation/Depreciation of
  Investments                                   52,184,154           Increase in Reserves                  327,657,799
Realized Capital Gain                           30,998,445           Contributed Surplus                     2,002,508
                                               -----------                                               -------------
Total Receipts                               $ 357,409,966                                               $ 329,660,307
                                                                                                         -------------
                                                                                                         -------------

Principal Mutual Life Insurance Company, Des Moines, Iowa 50392-0001


      SCHEDULE A                                       INSURANCE INFORMATION                                      OMB No. 1210-0016
      (FORM 5500)                                                                                                -------------------
                                                                                                                          1995
Department of the Treasury          This schedule is required to be filed under section 104 of the
 Internal Revenue Service                  Employee Retirement Income Security Act of 1974.                      -------------------
      -----------
   Department of Labor                      >  FILE AS AN ATTACHMENT TO FORM 5500 OR 5500-C/R.                         THIS FORM IS
Pension and Welfare Benefits        >  Insurance companies are required to provide this information                   OPEN TO PUBLIC
     Administration                                 as per ERISA section 103(a)(2).                                     INSPECTION
      -----------
Pension Benefit Guaranty Corporation
------------------------------------------------------------------------------------------------------------------------------------
For calendar year 1995 or fiscal plan year beginning March 1, 1995, and ending February 29, 1996.
------------------------------------------------------------------------------------------------------------------------------------
> PART I MUST BE COMPLETED FOR ALL PLANS REQUIRED TO FILE THIS SCHEDULE.    > ENTER MASTER TRUST OR 103-12 IE NAME IN PLACE
> PART II MUST BE COMPLETED FOR ALL INSURED PENSION PLANS.                    OF "SPONSOR" AND SPECIFY INVESTMENT ACCOUNT OR
> PART III MUST BE COMPLETED FOR ALL INSURED WELFARE PLANS.                   103-12 IE IN PLACE OF "PLAN" IF FILING WITH DOL FOR A
                                                                              MASTER TRUST OR 103-12 IE.
------------------------------------------------------------------------------------------------------------------------------------
Name of plan sponsor as shown on line 1a of Form 5500 or 5500-C/R                          EMPLOYER IDENTIFICATION NUMBER

 ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.                                                       84  0910696
------------------------------------------------------------------------------------------------------------------------------------
Name of plan   ROCKY MOUNTAIN CHOCOLATE                                                        Three-digit
               FACTORY, INC. 401(K) PLAN                                                       plan number >                0 0 1
------------------------------------------------------------------------------------------------------------------------------------
PART I    SUMMARY OF ALL INSURANCE CONTRACTS INCLUDED IN PARTS II AND III
          Group all contracts in the same manner as in Parts II and III.
------------------------------------------------------------------------------------------------------------------------------------
1  Check appropriate box:    a / /  Welfare plan    b /x/ Pension plan    c / / Combination pension and welfare plan
------------------------------------------------------------------------------------------------------------------------------------
2  Coverage:                                     (b) CONTRACT        (c) APPROXIMATE NUMBER            POLICY OR CONTRACT YEAR
               (a) NAME OF INSURANCE CARRIER   OR IDENTIFICATION    OF PERSONS COVERED AT END    ---------------------------------
                                                     NUMBER          OF POLICY OR CONTRACT YEAR      (d) FROM             (e) TO
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL MUTUAL LIFE INSURANCE CO                   4-12731                                85       03/01/95             02/29/96
------------------------------------------------------------------------------------------------------------------------------------
3   Insurance fees and commissions paid to agents and brokers:                     (c) AMOUNT OF           (d) FEES PAID
     (a) CONTRACT OR       (b) NAME AND ADDRESS OF THE AGENTS OR BROKERS TO       COMMISSIONS PAID  --------------------------------
   IDENTIFICATION NUMBER           WHOM COMMISSIONS OR FEES WERE PAID                                AMOUNT            PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
4-12731                   JOHNSON & HIGGINS OF COLORA                                     1,891
                          950 17TH ST STE 1850                                                            6     - PRORATED INCENTIVE
                          DENVER CO  80202-2818                                                                   AMOUNT NOT CHARGED
                                                                                                                  TO YOUR PLAN


------------------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                                                 1,891           6
------------------------------------------------------------------------------------------------------------------------------------
4   Premiums due and unpaid at end of the plan year >   $                     : Contract or identification number >         4-12731
------------------------------------------------------------------------------------------------------------------------------------
PART II    INSURED PENSION PLANS    PROVIDE INFORMATION FOR EACH CONTRACT ON A SEPARATE PART II. WHERE INDIVIDUAL CONTRACTS ARE
           PROVIDED, THE ENTIRE GROUP OF SUCH INDIVIDUAL CONTRACTS WITH EACH CARRIER MAY BE TREATED AS A UNIT FOR PURPOSES OF THIS
           REPORT.
------------------------------------------------------------------------------------------------------------------------------------
>   Contract or identification number >      4-12731
------------------------------------------------------------------------------------------------------------------------------------
5   Contracts with allocated funds, (for example, individual policies or group deferred annuity contracts):
     a  State the basis of premium rates >
                                            ----------------------------------------------------------------------------------------
     b  Total premiums paid to carrier ..........................................................................                0
                                                                                                                           ---------
     c  If the carrier, service, or other organization incurred any specific costs in connection with the acquisition
        or retention of the contract or policy, other than reported in 3 above, enter amount ....................          ---------
        Specify nature of costs >
------------------------------------------------------------------------------------------------------------------------------------
6    Contracts with unallocated funds, (for example, deposit administration or immediate participation guarantee contracts). Do not include portions of these contracts maintained in separate accounts:

     a  Balance at the end of the previous policy year ..........................................................            9,606
                                                                                                                         -----------
     b  Additions: (i) Contributions deposited during year .................................            14,694
                                                                                                     ------------
        (ii)  Dividends and credits ........................................................                 0
                                                                                                     ------------
        (iii) Interest credited during the year ............................................             1,145
                                                                                                     ------------
        (iv)  Transferred from separate account ............................................                 0
                                                                                                     ------------
        (v)   Other (specify) >   ROLLOVER                                                                 850
                              --------------------------------------------------------------         ------------
        (vi)  Total additions ....................................................................................          16,689
                                                                                                                         -----------
     c  Total of balance and additions (add a and b(vi)) ........................................................           26,295
                                                                                                                         -----------
     d  Deductions:
        (i)   Disbursed from fund to pay benefits or purchase annuities during year ........               516
                                                                                                     ------------
        (ii)  Administration charge made by carrier ........................................                 0
                                                                                                     ------------
        (iii) Transferred to separate account ..............................................               820
                                                                                                     ------------
        (iv)  Other (specify) >   MKT VALUE CHANGE                                                           3
                              -------------------------------------------------------------          ------------
        (v)   Total Deductions ...................................................................................           1,339
                                                                                                                         -----------
     e  Balance at end of current policy year (subtract d(v) from c) ...........................................            24,956
------------------------------------------------------------------------------------------------------------------------------------
7   Separate accounts: Current value of plan's interest in separate accounts at year end .......................            97,800
------------------------------------------------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE, SEE PAGE 1 OF THE INSTRUCTIONS FOR FORM 5500 OR 5500-C/R.          SCHEDULE A (FORM 5500) 1995
D132


GROUP CONTRACT   4-12731                    SCHEDULE A (FORM 5500) SUPPLEMENT


PLAN NAME
ROCKY MOUNTAIN CHOCOLATE                        PLAN SPONSOR
FACTORY, INC. 401(K) PLAN                       EIN 84 0910696     PLAN NO. 001


CERTIFICATION

The Schedule(s) A and supplement(s) provided by The Principal Mutual Life Insurance Company, are certified to be complete and accurate according to the best of our knowledge.


 8-6-96                                 /s/ JULIE C. HUDSON
-----------------                       ------------------------------
  DATE                                     SIGNATURE

SCHEDULE P                                         ANNUAL RETURN OF FIDUCIARY                                     OMB No. 1210-0016
(FORM 5500)                                         OF EMPLOYEE BENEFIT TRUST                                           1995
DEPARTMENT OF THE TREASURY           FILE AS AN ATTACHMENT TO FORM 5500, 5500-C/R, OR 5500-EZ                    This Form is Open
INTERNAL REVENUE SERVICE      FOR THE PAPERWORK REDUCTION NOTICE, SEE PAGE 1 OF THE FORM 5500 INSTRUCTIONS     to Public Inspection
-----------------------------------------------------------------------------------------------------------------------------------
For trust calendar year 1995 or fiscal year beginning            March 1, 1995, and ending  February 29, 1996
-----------------------------------------------------------------------------------------------------------------------------------
PLEASE TYPE OR PRINT
-----------------------------------------------------------------------------------------------------------------------------------
  1a Name of trustee or custodian
  TRUSTEE OF ROCKY MOUNTAIN CHOCOLATE
  FACTORY, INC. 401 (K) PLAN
  ---------------------------------------------------------------------------------------------------------------------------------
   b Number, street, and room or suite no. (If a P.O. box, see the instructions for Form 5500, 5500-C/R, or 5500-EZ.)

   265 TURNER DRIVE
  ---------------------------------------------------------------------------------------------------------------------------------
   c City or town, state and ZIP code

   DURANGO, CO   81301
  ---------------------------------------------------------------------------------------------------------------------------------
2a Name of trust                                                                           b Trust's employer identification number
   TRUST FOR ROCKY MOUNTAIN CHOCOLATE
   FACTORY, INC. 401 (K) PLAN                                                                42 0127290
-----------------------------------------------------------------------------------------------------------------------------------
3  Name of plan if different from name of trust
   ROCKY MOUNTAIN CHOCOLATE
   FACTORY, INC. 401 (K) PLAN
-----------------------------------------------------------------------------------------------------------------------------------
4  Have you furnished the participating employee benefit plan(s) with the trust financial information required to be reported by the plan(s)......................................................................................... [X] Yes  [ ] No
-----------------------------------------------------------------------------------------------------------------------------------
5  Enter the plan sponsor's employer identification number as shown on Form 5500,
   5500-C/R, or 5500-EZ ....................................................................  84 0910696
-----------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined this schedule, and to the best of my knowledge and belief it is true, correct, and complete.

SIGNATURE OF FIDUCIARY                                                                         DATE
-----------------------------------------------------------------------------------------------------------------------------------

INSTRUCTIONS

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

PURPOSE OF FORM

You may use this schedule to satisfy the requirements under section 6033(a) for an annual information return from every section 401(a) organization exempt from tax under section 501(a).

   Filing this form will start the running of the statute of limitations under section 6501(a) for any trust described in section 401(a), which is exempt from tax under section 501(a).

WHO MAY FILE

   1. Every trustee of a trust created as part of an employee benefit plan as described in section 401(a).

   2. Every custodian of a custodial account described in section 401(f).

HOW TO FILE

File Schedule P (Form 5500) for the trust year ending with or within any participating plan's plan year. Attach it to the Form 5500, 5500-C/R, or 5500-EZ filed by the plan for that plan year. A separately filed Schedule P (Form 5500) will not be accepted.

   If the trust or custodial account is used by more than one plan, file one Schedule P (Form 5500). If a plan uses more than one trust or custodial account for its funds, file one Schedule P (Form 5500) for each trust or custodial account.

TRUST'S EMPLOYER IDENTIFICATION NUMBER

Enter the trust employer identification number (EIN) assigned to the employee benefit trust or custodial account, if one has been issued to you. The trust EIN should be used for transactions conducted for the trust. If you do not have a trust EIN, enter the EIN you would use on Form 1099-R to report distributions from employee benefit plans and on Form 945 to report withheld amounts of income tax from those payments.

NOTES: TRUSTEES WHO DO NOT HAVE AN EIN MAY APPLY FOR ONE ON FORM SS-4, APPLICATION FOR EMPLOYER IDENTIFICATION NUMBER. YOU MUST BE CONSISTENT AND USE THE SAME EIN FOR ALL TRUST REPORTING PURPOSES.

SIGNATURE

The fiduciary (trustee or custodian) must sign this schedule. If there is more than one fiduciary, the fiduciary authorized by the others may sign.

OTHER RETURNS AND FORMS THAT MAY BE REQUIRED

- FORM 990-T -- For trusts described in section 401(a), a tax is imposed on income derived from business that is unrelated to the purpose for which the trust received a tax exemption. Report this income and tax on FORM 990-T, Exempt Organization Business Income Tax Return. (See sections 511 through 514 and the related regulations.)

- FORM 1099-R -- If you made payments or distributions to individual beneficiaries of a plan, report those payments on Form 1099-R. (See the instructions for Forms 1099, 1098, 5498, and W-2G.)

- FORM 945 -- If you made payments or distributions to individual beneficiaries of a plan, you may be required to withhold income tax from those payments. Use FORM 945, Annual Return of Withheld Federal Income Tax,
to report taxes withheld from nonpayroll items. (SEE CIRCULAR E, Employer's
Tax Guide (Pub. 15), for more information.)
-------------------------------------------------------------------------------
                                                 SCHEDULE P (FORM 5500) 1995